Exhibit 1

SCHEDULE 13D JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date: December 16, 2013

STERIGENICS U.S., L.L.C.

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

STERIGENICS INTERNATIONAL L.L.C.

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

STERIGENICS HOLDINGS L.L.C.

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

STHI HOLDING CORP.

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

STHI INTERMEDIATE HOLDING CORP

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

STHI HOLDINGS, INC.

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

STHI PARENT COMPANY, L.L.C.

By:	/s/ Corey H. Grauer
Name: Corey H. Grauer
Title: Vice President, General Counsel, & Corporate Secretary

GTCR FUND IX/A, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Christian B. McGrath
Name: Christian B. McGrath
Title: General Counsel

GTCR FUND IX/B, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Christian B. McGrath
Name: Christian B. McGrath
Title: General Counsel

GTCR CO-INVEST III, L.P.

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Christian B. McGrath
Name: Christian B. McGrath
Title: General Counsel

GTCR PARTNERS IX, L.P.

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Christian B. McGrath
Name: Christian B. McGrath
Title: General Counsel

GTCR GOLDER RAUNER II, L.L.C.

By:	/s/ Christian B. McGrath
Name: Christian B. McGrath
Title: General Counsel